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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 2001
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 6, 2001

                                  DELIA*S CORP.
         --------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

 DELAWARE                             0-25347                   13-3963754
(STATE OR OTHER                (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                               IDENTIFICATION
INCORPORATION)                                                    NUMBER)

435 HUDSON STREET
NEW YORK, NEW YORK                                                 10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                 (212) 807-9060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 5. Other Events and Regulation FD Disclosure

      On June 6, 2001, dELiA*s Corp. issued the press release which is filed herewith as Exhibit 99.1 and incorporated by reference herein. The press release contains forward-looking statements regarding the company's financial forecasts for future periods.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  EXHIBITS

             Exhibit 99.1  Press Release dated June 6, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 6, 2001                 dELiA*s Corp.

                                    By:  /s/ Stephen I. Kahn
                                         -------------------
                                         Stephen I. Kahn
                                         Chairman of the Board and
                                         Chief Executive Officer